  Vanguard U.S. Growth Fund
Supplement Dated January 26, 2021, to the Prospectus and Summary Prospectus Dated December 22, 2020

Shareholders of Vanguard U.S. Growth Fund (the Fund) have approved the Proposal to reclassify the diversification status of the Fund to nondiversified and eliminate a related fundamental policy, as stated in the Proxy Statement at the Joint Special Meeting of Shareholders held on January 22, 2021.
Prospectus and Summary Prospectus Text Changes
The following is added as a new bullet point under “Principal Risks” in the Fund Summary section:
• Nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
Prospectus Text Changes
In More on the Fund, the following is added under the “Market Exposure” section:

The Fund is subject to nondiversification risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks or even a single stock. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified mutual funds.
In More on the Fund, reference to “diversified” on page 11 in the first sentence of the eighth paragraph under the “Security Selection” section is deleted.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor. PS 023 012021

Vanguard World Fund

Supplement Dated January 26, 2021, to the Statement of Additional Information Dated December 22, 2020

Important changes to Vanguard U.S. Growth Fund
Shareholders of Vanguard U.S. Growth Fund (the Fund) have approved the Proposal to reclassify the diversification status of the Fund to nondiversified and eliminate a related fundamental policy, as stated in the Proxy Statement at the Joint Special Meeting of Shareholders held on January 22, 2021.
Statement of Additional Information Text Changes
Under Description of the Trust, the “Organization” section on page B-2 is restated as follows:
Organization
Vanguard World Fund was organized as Ivest Fund, a Massachusetts corporation, in 1959. It became a Maryland corporation in 1973, and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard World Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than Vanguard Communication Services Index Fund, Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Utilities Index Fund (together, Vanguard U.S. Sector Index Funds) and Vanguard U.S. Growth Fund, are classified as diversified within the meaning of the 1940 Act. Vanguard U.S. Sector Index Funds and Vanguard U.S. Growth Fund are classified as nondiversified within the meaning of the 1940 Act. Vanguard Mega Cap Growth Index Fund may become nondiversified solely as a result of a change in relative market capitalization or index weightings of one or more constituents of its target index.
Under Fundamental Policies, the “Diversification” section on page B-4 is restated as follows:
Diversification. With respect to 75% of its total assets, each Fund (other than Vanguard U.S. Sector Index Funds and Vanguard U.S. Growth Fund) may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
For Vanguard Mega Cap Growth Index Fund only, with respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities; except as may be necessary to approximate the composition of its target index. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023F 012021